Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, M. Andrew Franklin, Chief Executive Officer of Wheeler Real Estate Investment Trust, Inc. (the “Company”), certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2021 (“the Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ M. Andrew Franklin
M. Andrew Franklin
Chief Executive Officer
Date: February 28, 2022